UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 28, 2011 (January 26, 2011)

YAYI INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23806	87-0046720
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 9 Xingguang Road
Northern Industrial Park of Zhongbei Town
Xiqing District, Tianjin 300384
People’s Republic of China
(Address of principal executive offices)

(86) 2227984033
(Registrant's telephone number, including area code)

________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics

On January 26, 2011, the Board of Directors of Yayi International Inc. (the “Company”) adopted amendments to its Code of Business Conduct and Ethics (“Code of Ethics”). The Code of Ethics was amended to provide general guidance on payment, gifts and entertainment in international business to ensure compliance with the Foreign Corrupt Practices Act and similar laws of other counties.

A copy of the amended Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated in this Item 5.05 by reference. The amended Code of Ethics will be posted in the Investor Relations section of the Company’s website, http://www.meikegaote.com, under Corporate Governance as soon as practicable.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2011

YAYI INTERNATIONAL INC.

By: /s/ Li Liu
Li Liu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics